                                                                    Exhibit 99.2

Group accounts for Global Interactive Gaming Ltd

Profit and Loss Account
For the Six Month Period ended 30 June 2002 and 2001
Unaudited

--------------------------------------------------------------------------------


                                                      Notes                    2002                2001
                                                                             (pound)             (pound)

Administrative Expenses                                                    (2,166,961)         (1,388,859)

                                                                    ------------------    ----------------
Operating Loss                                            2                (2,166,961)         (1,388,859)

Other income                                              4                    29,447              92,436
Interest payable and similar charges                      5                         -            (256,529)
                                                                    ------------------    ----------------
Loss on ordinary activities before taxation                                (2,137,514)         (1,552,952)

Tax on loss on ordinary activities                        6                         -                   -
                                                                    ------------------    ----------------
Loss on ordinary activities after taxation                                 (2,137,514)         (1,552,952)

Accumulated loss brought forward                                           (4,482,064)           (750,454)
                                                                    ------------------    ----------------
Accumulated loss carried forward                                           (6,619,578)         (2,303,406)
                                                                    ==================    ================


Group accounts for Global Interactive Gaming Ltd

Balance Sheet
as at 30 June 2002 and 2001
Unaudited

--------------------------------------------------------------------------------


                                                        Notes  As at 30 June 2002    As at June 2001
                                                                     (pound)             (pound)
Fixed assets
Intangible assets                                         7        9,047,867             3,880,961
Tangible assets                                           8          602,057               185,183
Investments                                               9                0                     0
                                                                 ------------       ---------------

                                                                   9,649,924             4,066,144

Current assets
Debtors                                                  10        1,097,769                45,773
Cash at bank and in Hand                                           2,223,710             3,903,634
                                                                 ------------       ---------------

                                                                   3,321,479             3,949,407

Creditors : amounts falling due within one year          11       (1,062,031)          (10,318,955)
                                                                 ------------       ---------------

Net current asset/(liabilities)                                    2,259,448            (6,369,548)
                                                                 ------------       ---------------

Total assets less current liabilities                             11,909,372            (2,303,404)
                                                                 ============       ===============

Capital and reserves
Called up share capital                                  13           15,900                     2
Share premium account                                    14       18,513,050                     0
Profit and loss account                                           (6,619,578)           (2,303,406)
                                                                 ------------       ---------------

Shareholders' funds - all equity interests               15       11,909,372            (2,303,404)
                                                                 ============       ===============

Group accounts for Global Interactive Gaming Ltd

Cash Flow Statements
For the Six Month Period ended 30 June 2002 and 2001
Unaudited

--------------------------------------------------------------------------------


                                                                  Notes             2002                       2001
                                                                                  (pound)                    (pound)
Net cash flow from operating activities                            18a          (3,290,238)                 2,384,452

Returns on investments and servicing of finance                    18b              29,447                   (164,093)

Taxation

Capital expenditure and servicing of finance                       18b          (3,264,587)                (1,843,688)

Financing                                                          18b           4,200,000                          -
                                                                             --------------             --------------

Increase/decrease in cash in the 6 month period                                 (2,325,379)                   376,671
                                                                             ==============             ==============

Reconciliation of net cash flow to movement in net funds

                                                                                    2002                       2001
                                                                                  (pound)                    (pound)

Increase in cash in the year                                                    (2,325,379)                   376,671

Net funds at 1 January                                                           4,549,089                  3,526,963
                                                                             --------------             --------------

Net funds at 30 June                                                             2,223,710                  3,903,634
                                                                             ==============             ==============


Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
30 June 2002
Unaudited

--------------------------------------------------------------------------------


                                                                           June 2002              June 2001
2.     Operating Loss
       Operating loss is stated after charging:
       Amortisation of intangible fixed assets                                4,950                100,901
       Depreciation of owned tangible fixed assets                           45,893                 11,883
       Operating lease rentals
       -Other assets                                                        106,012                 46,081
       Auditors' remuneration                                                18,738


3.     Employees

       Number of employees
       The average monthly number of employees during the year was:

       Administration                                                            26                      7

       Employment costs                                                    June 2002              June 2001
                                                                            (pound)                (pound)

       Wages and salaries                                                   659,027                348,504
       Social security costs                                                 76,406                 32,510
       Other pension costs                                                   12,990                   (589)
                                                                  ------------------     ------------------
                                                                            748,424                380,426
                                                                  ==================     ==================


4.     Other income                                                        June 2002              June 2001
                                                                            (pound)                (pound)

       Interest receivable and similar income                                29,447                 92,436


5.     Interest payable and similar charges                                June 2002              June 2001
                                                                            (pound)                (pound)

       Interest payable on:
       Other loans                                                                -               (256,529)


6.     Tax on loss on ordinary activities


       There is no tax charge in the period due to the availability of tax losses.

Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
For Period ended 30 June 2002
Unaudited

--------------------------------------------------------------------------------

7.       Intangible fixed assets


                                               Development     Goodwill         License Costs        Total
                                                (pound)         (pound)           (pound)          (pound)
       Cost
       At 1 January 2002                        331,571         197,972         5,893,653        6,423,196
       Additions                                687,690                         2,132,370        2,820,060
                                           -------------   -------------     -------------    -------------

       At 30 June 2002                        1,019,261         197,972         8,026,023        9,243,256
                                           -------------   -------------     -------------    -------------

       Amortisation
       At 1 January 2002                              -          12,375           178,064          190,439
       Amortisation for period                        -           4,950                 -            4,950
                                           -------------   -------------     -------------    -------------

       At 30 June 2002                                -          17,325           178,064          195,389
                                           -------------   -------------     -------------    -------------

       Net book value
       At 30 June 2002                        1,019,261         180,647         7,847,959        9,047,867
                                           =============   =============     =============    =============

       Net book value
       At 30 June 2001                           31,350         190,547         3,659,064        3,880,961
                                           =============   =============     =============    =============

8.       Tangible fixed assets


                                              Leasehold        Computer         Fixtures,            Total
                                              improvements    equipment        fittings &
                                                                                equipment
                                                 (pound)       (pound)          (pound)             (pound)
       Cost

       At 1 January 2002                        119,036          92,114            26,071          237,221
       Additions                                303,321          81,737            59,469          444,527
                                           -------------   -------------     -------------    -------------

       At 30 June 2002                          422,357         173,851            85,540          681,748
                                           -------------   -------------     -------------    -------------

       Depreciation
       At 1 January 2002                         12,689          18,186             2,923           33,798
       Depreciation for period                   21,587          18,805             5,502           45,894
                                           -------------   -------------     -------------    -------------

       At 30 June 2002                           34,276          36,991             8,425           79,692
                                           -------------   -------------     -------------    -------------

       Net book value
       At 30 June 2002                          388,081         136,860            77,115          602,057
                                           =============   =============     =============    =============

       At 30 June 2001                           94,439          75,600            15,144          185,183
                                           =============   =============     =============    =============

Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
30 June 2002
Unaudited

--------------------------------------------------------------------------------

9.     Fixed assets investments


                                                                                             Shares in
                                                                               subsidiary undertakings
       Cost
       At 1 January 2002                                                                            1
       Additions                                                                                    0

                                                                                      ----------------
       At 30 June 2002                                                                              1
                                                                                      ================


       Holdings of more than 20%
       The company holds more than 20% of the share capital of the following Companies:

       Company                               Country of
                                             registration
                                             or incorporation        Class                    Shares held
       Subsidiary undertakings
       Brightform Limited                    United Kingdom         Ordinary                      100
       Global Interactive Gaming LLC         USA                    Ordinary                      100



10.    Debtors

                                                                        June 2002            June 2001
                                                                         (pound)              (pound)
       Amounts owed by group undertakings                                825,482               15,364
       Other debtors                                                     181,948                5,720
       Prepayments and accrued income                                     90,339               24,689
                                                                    -------------     ----------------

                                                                       1,097,769               45,773
                                                                    =============     ================


Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
30 June 2002
Unaudited

--------------------------------------------------------------------------------


11.    Creditors: amounts falling due within one year


                                                                     June 2002               June 2001
                                                                      (pound)                 (pound)
       Trade creditors                                                319,351                 190,684
       Amounts owed to group undertakings                             428,012                 173,442
       Taxes and social security costs                                 55,300                  85,343
       Other creditors                                                      -               9,840,392
       Accruals and deferred income                                   259,368                  29,094
                                                                  ------------            ------------

                                                                    1,062,031              10,318,955
                                                                  ============            ============

12.    Pension costs

       The company operates a defined contribution pension scheme. The assets of the scheme are held separately form those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)15,059 (2001 - (pound)15,059)


13.    Share capital


                                                                    June 2002               June 2001
                                                                     (pound)                 (pound)
       Authorised
       1,000,000 Ordinary Shares of 10p each                          100,000                       1
       1,000,000 preference shares of 10p each                        100,000                       1
                                                                  ------------            ------------

                                                                      200,000                       2
                                                                  ============            ============

       Allotted, called up and fully paid
       148,000 Ordinary Shares of 10p each                             15,900                       2
                                                                  ============            ============


14.    Statement of movements on reserves

                                                                                    Share premium account
                                                                                             (pound)
       Premium on shares as at 1 January 2002                                              14,314,150
       Premium on shares issued during the year                                             4,198,900
                                                                                          ------------

       Balance at 30 June 2002                                                             18,513,050
                                                                                          ============


Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
30 June 2002
Unaudited

--------------------------------------------------------------------------------

15.      Reconciliation of movements in shareholders' funds


                                                                                       June 2002               June 2001
                                                                                        (pound)                 (pound)
       Loss for the financial year                                                   (2,137,514)             (1,552,952)
       New share capital subscribed                                                   4,200,000                       -
                                                                                 ---------------            ------------

       Net addition to/(depletion in) shareholders' funds                             2,062,486              (1,552,952)
       Opening shareholders' funds                                                    9,846,886                (750,452)
                                                                                 ---------------            ------------

       Closing shareholders' funds                                                   11,909,372              (2,303,404)
                                                                                 ===============            ============

16.    Commitments under operating leases

       At 30 June 2002 the company had annual commitments under non-cancellable operating leases as follows:


                                                                                   Land and Buildings
                                                                                       June 2002                June 2001
       Expiry date:
       2009 with a get out clause in 2004                                               157,460                  83,333


17.    Controlling parties

       The company's holding company is Prisma iVentures Limited, company incorporated in the United Kingdom

       The company's ultimate controlling party is KirchMedia GmbH and Co. KGaA

       Prisma iVentures Limited will be going in liquidation as 15 July 2002. Negotiations are under way for Interactive Systems Worldwide Inc to purchase the company.

Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
30 June 2002
Unaudited


--------------------------------------------------------------------------------

18.      Cash flows

                                                                          June 2002                       June 2001
                                                                           (pound)                         (pound)
      a Reconciliation of operating loss to net cash flow
        from operating activities

        Operating Loss                                                  (2,166,961)                     (1,388,859)
        Depreciation                                                        45,893                          11,883
        Amortisation                                                         4,950                         100,902
        Increase in debtors                                             (1,045,025)                        (37,813)
        Increase/decrease in creditors                                    (129,096)                      3,698,339
                                                                      -------------                  --------------

        Net cash (outflow)/inflow from operating activities             (3,290,238)                      2,384,452
                                                                      =============                  ==============

      b Analysis of cash flows for headings netted in to the Cash flow

        Interest received                                                   29,447                          92,436
        Interest paid                                                            -                        (256,529)
                                                                      -------------                  --------------

        Net cash outflow from returns on investments and
        servicing of finance                                                29,447                        (164,093)
                                                                      =============                  ==============

        Purchase of tangible fixed assets                                 (444,527)                        (82,892)
        Purchase of intangible fixed assets                             (2,820,060)                     (1,760,795)
                                                                      -------------                  --------------

        Net cash outflow form capital expenditure and
        financial investments                                           (3,264,587)                     (1,843,688)
                                                                      =============                  ==============


        Financing
        Share issue proceeds                                             4,200,000                               -
                                                                      -------------                  --------------

        Net cash inflow from financing                                   4,200,000                               -
                                                                      =============                  ==============


      c Analysis of net funds                                      At 1 January 2002    Cash flow    At 30 June 2002
                                                                           (pound)        (pound)        (pound)
        Cash in hand, at bank                                            4,549,089       (2,325,379)     2,223,710
                                                                      =============   ============== ==============

Group accounts for Global Interactive Gaming Ltd

Notes to the Accounts
30 June 2002
Unaudited

--------------------------------------------------------------------------------

19.   Reconciliation to Generally Accepted Accounting Principles in the U.S.

                                                                                   June 2002           June 2001
                                                                                    (pound)             (pound)
      Net loss as shown in the financial statements                                 (2,137,514)        (1,552,952)
      Items having the effect of decreasing reported loss
              Recognise value of warrant over term of agreement                                            32,954
              Reverse amortisation of goodwill                                           4,950              2,475
      Items having the effect of increasing reported loss
              Expense license fees paid to ISWI which were capitalised              (2,072,748)        (1,633,495)
              Write off of warrant value previously recognised                        (115,338)
                                                                              -----------------    ---------------
      Net loss according to generally accepted accounting
              principles in the United States of America                            (4,320,651)        (3,151,018)
                                                                              =================    ===============


                                                                                      June 2002          June 2001
                                                                                       (pound)            (pound)
      Shareholders funds as shown in the financial statements                       11,909,372         (2,303,404)

      Items having the effect of increasing (decreasing) shareholders funds
      Unamortised license fees                                                      (7,358,595)        (3,481,000)
      Stock subscription receivable                                                   (825,482)
      Unamortised goodwill                                                            (180,647)          (195,497)
      Warrant value recognised                                                                             82,385

                                                                              -----------------    ---------------
      Shareholders funds according to generally accepted accounting
              principles in the United States of America                             3,544,648         (5,897,516)
                                                                              -----------------    ---------------
